SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: December 15, 2004
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(d)	(1)	The registrant appointed Bryan Timm to its board of directors effective December 15, 2004. The press release announcing Mr. Timm's appointment is attached as Exhibit 99.1.

	(2)	Not applicable.

	(3)	Mr. Timm was named to the Audit, Compliance & Governance Committee and to the Loan & Investment Committee.

	(4)	None.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits.

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)
Dated: December 15, 2004	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE
*Photo available upon request

Media Contacts:
Lani Hayward	Heather Stammer
Umpqua Bank	L A N E
503-228-2117	503-546-7871
lanihayward@umpquabank.com	Heather@lanemarketing.com

UMPQUA HOLDINGS CORPORATION NAMES COLUMBIA SPORTSWEAR CFO
BRYAN TIMM TO BOARD OF DIRECTORS

PORTLAND, Ore. - Dec. 15, 2004 - Umpqua Holdings Corporation (NASDAQ: UMPQ) continues to increase its Portland presence by adding Bryan Timm to its board of directors. Timm currently serves as vice president, chief financial officer and treasurer of the active outdoor apparel and footwear giant, Columbia Sportswear Company.

"Bryan's operations and management experience will be a valued asset as we continue to grow along the West Coast," said Ray Davis, president and chief executive officer of Umpqua Holdings Corporation. "We are one of the only banks to create an inviting retail environment in our stores and Timm's retail industry insight will be a welcome addition."

Timm was appointed Columbia Sportswear CFO in July 2002. He is responsible for leading global financial activities and supporting the company's continued growth.

Timm joined Columbia Sportswear in 1997 as corporate controller and played a key role in the company's initial public offering. He has also held various financial positions throughout his career. Prior to joining Columbia, Timm was the divisional controller for CF&I Steel, Oregon Steel Mills' largest division. Timm graduated from the University of Idaho with a B.S. in accounting and is a licensed Certified Public Accountant in Oregon.

Umpqua Holding's board of directors is now comprised of the following individuals:

  Allyn Ford, Chairman of the Board, President and General Manager of Roseburg Forest Products

  James D. Coleman, Vice Chairman of the Board, President and Owner of Crater Lake Motors
  Raymond P. Davis, President and Chief Executive Officer, Umpqua Holdings Corporation
  Scott Chambers, President, Chambers Communications
  David B. Frohnmayer, President, University of Oregon
  Dan Giustina, Managing Partner, Giustina Resources
  Lynn K. Herbert, Manager, Herbert Lumber Company
  Diana Goldschmidt, Owner, Urban Design Works, LLC
  William A. Lansing, President and Chief Executive Officer, Menasha Forest Products
  Thomas W .Weborg, President and Chief Executive Officer, Java City
  Diane D. Miller, President, Wilcox Miller & Nelson
  Theodore S. Mason, retired President & Chief Executive Officer, Humboldt Bancorp
  Ronald F. Angell, retired attorney serving as of counsel for Roberts, Hill, Bragg, Angell &Perlman
  Bryan L. Timm, CFO, Columbia Sportswear Company

About Umpqua Holdings Corporation

Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon based community bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 92 stores throughout Oregon, Northern California and Southwest Washington. The bank was named #1 on "The 100 Best Companies to Work For in Oregon" large companies list for 2004 by Oregon Business Magazine. Umpqua Holdings also owns a retail brokerage subsidiary, Strand, Atkinson, Williams & York, Inc. which has 14 locations throughout Oregon and Southwest Washington and offers brokerage services within Umpqua Bank stores. Additionally, Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.

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